UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31

Date of reporting period: July 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

HIGH INCOME FUND

CLASSIC SERIES   |   ANNUAL REPORT   |   JULY 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

Classic Series

Annual Report  •  July 31, 2004

SMITH BARNEY

HIGH INCOME FUND

BETH A. SEMMEL, CFA

Beth A. Semmel, CFA, has more than 22 years of securities business experience. Ms. Semmel holds a BA in Math and Computer Science from Colgate University.

PETER J. WILBY, CFA

Peter J. Wilby, CFA, has more than 24 years of securities business experience. Mr. Wilby holds a BBA and an MBA in Accounting from Pace University.

FUND OBJECTIVE

The fund seeks high current income by investing primarily in high yield corporate bonds, debentures and notes. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, of similar credit quality.

FUND FACTS

FUND INCEPTION

September 2, 1986

MANAGER INVESTMENT

INDUSTRY EXPERIENCE

22 Years (Beth A. Semmel, CFA)

24 Years (Peter J. Wilby, CFA)

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Although the bond market got off to a strong start last year, prices significantly declined in the spring before stabilizing somewhat in the summer. The pullback in bond prices, which move opposite interest rate movements, was triggered by heightened worries about resurgent inflation, rising rates and anticipation that the Federal Reserve Bank (“Fed”) would begin to push key short-term rates higher. Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between steady growth and the inflation that can generally accompany it.

The U.S. high-yield bond market took a more tempered tone this year versus 2003, as signs of economic recovery increased and statements by the Fed indicated that it might begin raising interest rates sooner than anticipated. However, recent improvement in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has remained healthy from a fundamental perspective, as many companies generated better-than-expected earnings and default rates continued to decline.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“Citigroup”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to primarily serve the Smith Barney family of mutual funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

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As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President, and Chief Executive Officer

August 20, 2004

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MANAGER OVERVIEW

Special Shareholder Notice

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

U.S. High Yield Market Overview

The U.S. high-yield bond market, as represented by the Citigroup High Yield Market (7-10 year) Index (“the High Yield Index”)i returned 12.59% for the 12 months ended July 31, 2004. During the autumn, the high-yield market regained some of the momentum it lost over the summer amid July’s volatility in the U.S. Treasury bond market. For the first half of the year, the high-yield market gained as lower U.S. Treasury yields and positive mutual fund flows propelled the market higher. Fundamentals also supported the market, as an improving economy, strong third quarter earnings and declining default rates contributed to the market’s advance, and corporate bond issuers took advantage of the low interest rates to improve their balance sheets and liquidity.

Following a strong run over 2003, high-yield bond prices began to retreat early in 2004 due to profit-taking as investors became concerned that company fundamentals did not warrant such gains and the low yields did not offer enough compensation for the risk. Additionally, the Fed’s removal of the “considerable period” language from its policy statement at the end of the month sparked concerns that the Fed would begin raising interest rates sooner than had been anticipated. The high-yield market continued to decline in February, with lower-quality issues leading the way down amid large fund outflows, continued profit taking and greater focus on company fundamentals. In March, investors sought haven in higher-rated bonds in the non-investment-grade universe as terrorism fears and weak employment numbers exerted pressure on stock markets and drove yields on U.S. Treasury bonds lower.

However, economic data released in April showing an improving labor market, and signs of higher inflation sparked another sell-off in U.S. Treasury bonds as investors shifted their expectations of Fed tightening from 2005 to the summer of 2004. Additionally, economic data in May sparked increased inflation fears, with concern over Fed tightening transitioning from timing to size and pace of the anticipated interest rate increases (although projections, which are subject to change, varied among investors and no one can say for sure when rates will rise). Once again the volatility in the U.S. Treasury market spilled into the high-yield market, resulting in negative returns and large mutual fund redemptions. However, the high-yield bond market rallied to end the fiscal year as U.S. Treasury volatility declined as the economy showed signs of slowing and investors became more comfortable that the economy was not overheating. Additionally, the economy’s improvement continued to prove favorable for the corporate earnings and credit environment, resulting in declining default rates.

Performance Review

For the 12 months ended July 31, 2004, Class A shares of the Smith Barney High Income Fund, excluding sales charges, returned 12.16%. These shares underperformed the fund’s unmanaged benchmark, the Citigroup High Yield Market (7-10 Year) Index, which returned 12.59% for the same period. The fund outperformed its Lipper high current yield funds category average, which returned 11.91% during the reporting period.1

PERFORMANCE SNAPSHOT

AS OF JULY 31, 2004

(excluding sales charges)

	6 Months	12 Months

Class A Shares — High Income Fund	0.92%	12.16%

Citigroup High Yield Market (7-10 Year) Index	0.34%	12.59%

Lipper High Current Yield Funds Category Average	0.65%	11.91%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.67%, Class C shares returned 0.57% and Class Y shares returned 0.94% over the six months ended July 31, 2004. Excluding sales charges, Class B shares returned 11.72%, Class C shares returned 11.64% and Class Y shares returned 12.46% over the 12 months ended July 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2004, calculated among the 427 funds for the six-month period and among the 417 funds for the 12-month period, in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended July 31, 2004, calculated among the 417 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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Factors Influencing Fund Performance

The top-performing sectors for the period included automotive, chemicals, consumer products, metals/mining and restaurants. Airlines were the only issues to decline for the 12 months, but cable/media and homebuilders were also among the underperformers. The portfolio benefited from superior issue selection and overweighting lower quality issues and the chemicals and consumer products sectors. The portfolio’s overweighting in the cable/media and textiles sector and underweighting in the utilities sector detracted from performance. We added to the fund’s positions in the chemicals and metals/mining sectors and reduced the fund’s exposure to the cable and telecommunications sectors.

We remain overweight in lower-rated securities based upon our rationale that the fund could benefit from an improving economy and potentially outperform higher-rated quality credits if interest rates were to rise.

Competitive Yields

Based on the 7.87% yield of the High Yield Index as of July 31, 2004, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes. However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Thank you for your investment in the Smith Barney High Income Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

Beth A. Semmel, CFA Vice President and Investment Officer	Peter J. Wilby, CFA Vice President and Investment Officer

August 20, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. (2.11%), AT&T Wireless Services Inc. (1.86%), Sprint Capital Corp. (1.77%), Williams Cos Inc. (1.61%), Dynegy Holdings Inc. (1.61%), Targeted Return Index Securities Trust (1.52%), CSC Holdings Inc. (1.48%), Stone Container Finance Corp. (1.40%), Huntsman ICI Holdings LLC (1.32%), Edison Mission Energy (1.20%). Please refer to pages 10 through 20 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of total investments) as of July 31, 2004 were: Telecommunications (11.67%); Utilities (11.60%); Broadcasting/Cable (9.10%); Chemicals (6.40%); Hotels/Resorts/Cruiselines (6.10%). The fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, high-yielding bonds are rated below investment-grade and carry more risk than higher rated securities. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Also, the fund is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Citigroup High Yield Market (7-10 Year) Index is an unmanaged broad-based index of high yield bonds with a remaining maturity of at least seven years, but less than ten years.

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Smith Barney High Income Fund at a Glance (unaudited)

Investment Breakdown*†

January 31, 2004

July 31, 2004

*	Please note that Portfolio holdings are subject to change.
†	As a percentage of total investments.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on February 1, 2004 and held for the six months ended July 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)
Class A	0.92%	$1,000.00	$1,009.20	$5.10

Class B	0.67	1,000.00	1,006.70	7.68

Class C(4)	0.57	1,000.00	1,005.70	7.38

Class Y	0.94	1,000.00	1,009.40	3.45

(1)	For the six months ended July 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, of net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year.
(3)	Expenses are equal to the annualized expense ratio of 1.02%, 1.54%, 1.48% and 0.69% for the Fund’s Class A, B, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.79	$5.12

Class B	5.00	1,000.00	1,017.21	7.72

Class C(3)	5.00	1,000.00	1,017.50	7.42

Class Y	5.00	1,000.00	1,021.43	3.47

(1)	For the six months ended July 31, 2004.
(2)	Expenses are equal to the annualized expense ratio of 1.02%, 1.54%, 1.48% and 0.69% for the Fund’s Class A, B, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)
	Class A	Class B	Class C(2)	Class Y
Twelve Months Ended 7/31/04	12.16%	11.72%	11.64%	12.46%
Five Years Ended 7/31/04	2.12	1.62	1.68	2.47
Ten Years Ended 7/31/04	5.17	4.66	N/A	N/A
Inception* through 7/31/04	6.01	6.33	4.91	4.33‡
	With Sales Charges(3)
	Class A	Class B	Class C(2)	Class Y
Twelve Months Ended 7/31/04	7.14%	7.22%	10.64%	12.46%
Five Years Ended 7/31/04	1.17	1.49	1.68	2.47
Ten Years Ended 7/31/04	4.68	4.66	N/A	N/A
Inception* through 7/31/04	5.59	6.33	4.91	4.33‡

Cumulative Total Returns† (unaudited)

	Without Sales Charges
Class A (7/31/94 through 7/31/04)	65.55%
Class B (7/31/94 through 7/31/04)	57.64
Class C(2) (Inception* through 7/31/04)	61.05
Class Y (Inception* through 7/31/04)	43.33	‡
(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC occurs. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed, effective February 2, 2004.
†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*	Inception dates for Class A, B, C and Y shares are November 6, 1992, September 2, 1986, August 24, 1994 and April 28, 1995, respectively.
‡	Performance calculations for Class Y shares use February 5, 1996 as the inception date since all Class Y shares redeemed and new shares in Class Y were not purchased until February 5, 1996.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney High Income Fund vs. Citigroup High Yield Market (7-10 year) Index†

July 1994 — July 2004

†	Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2004. The Citigroup High Yield Market (7-10 year) Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

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Schedule of Investments	July 31, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

CORPORATE BONDS & NOTES — 94.2%
Advertising Services — 0.5%
$3,970,000	B-	Advanstar Communications Inc., 8.750% due 8/15/08	$4,188,350
1,400,000	B-	Vertis Inc., Secured Notes, 9.750% due 4/1/09	1,536,500

			5,724,850

Aerospace & Defense — 0.7%
		Dunlop Standard Aerospace Holdings PLC, Sr. Notes:
3,512,000	CCC+	11.875% due 5/15/09	3,740,280
2,096,000	CCC+	11.875% due 5/15/09 (b)	2,232,240
1,550,000	BB-	Sequa Corp., Sr. Notes, 9.000% due 8/1/09	1,689,500

			7,662,020

Airlines — 0.9%
8,721,391	D	Airplanes Pass-Through Trust, Corporate Asset-Backed Securities, Class D, 10.875% due 3/15/12 (c)	0
		Continental Airlines Inc., Pass-Through Certificates:
		Class C:
3,320,000	BB-	Series 1999-2, 7.434% due 9/15/04	3,279,943
990,211	BB	Series 2000-2, 8.312% due 4/2/11	743,694
5,080,000	B	Class D, Series D, 7.568% due 12/1/06	3,867,565
		United Airlines Inc., Pass-Through Certificates:
		Class B, Series 2001-1:
2,210,000	NR	6.831% due 9/1/08 (c)	213,766
2,116,671	NR	8.030% due 7/1/11 (c)	426,278
1,008,000	NR	Class C, 6.932% due 9/1/11 (c)	253,946
5,194,128	NR	Class C, Series 2000-2, 7.811% due 10/1/09 (c)	1,283,651

			10,068,843

Automotive — 2.8%
1,535,000	B+	Arvin Capital I, Guaranteed Notes, 9.500% due 2/1/27	1,596,400
		Dana Corp., Notes:
4,130,000	BB	6.500% due 3/1/09	4,357,150
1,865,000	BB	10.125% due 3/15/10	2,135,425
1,800,000	BBB-	Ford Motor Co., Notes, 7.450% due 7/16/31	1,716,784
2,600,000	BBB-	Ford Motor Credit Co., Notes, 7.250% due 10/25/11	2,738,213
2,350,000	B+	General Maritime Corp., Sr. Notes, 10.000% due 3/15/13	2,596,750
2,525,000	BBB	General Motors Acceptance Corp., Notes, 6.875% due 8/28/12	2,574,402
		General Motors Corp.:
1,025,000	BBB	Debentures, 8.375% due 7/15/33	1,074,580
5,150,000	BBB	Sr. Notes, 7.125% due 7/15/13	5,293,500
3,000,000	B-	Quality Distribution LLC/QD Capital Corp., Guaranteed Sr. Notes,
		9.000% due 11/15/10 (b)	2,928,750
1,225,000	B-	Rexnord Corp., Guaranteed Notes, 10.125% due 12/15/12	1,359,750
2,000,000	B-	Tenneco Automotive Inc., Secured Notes, Series B, 10.250% due 7/15/13	2,290,000
2,588,000	BB-	TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13	2,963,260

			33,624,964

Broadcasting/Cable — 8.9%
		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
		Sr. Discount Notes:
21,330,000	CCC-	Step bond to yield 11.741% due 1/15/10	16,317,450
5,775,000	CCC-	Step bond to yield 11.643% due 1/15/11	3,955,875
8,395,000	CCC-	Step bond to yield 17.642% due 5/15/11	4,995,025

See Notes to Financial Statements.

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Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Broadcasting/Cable — 8.9% (continued)
		CSC Holdings Inc.:
		Sr. Notes:
$2,150,000	BB-	7.875% due 12/15/07	$2,268,250
		Series B:
2,525,000	BB-	8.125% due 7/15/09	2,638,625
1,505,000	BB-	7.625% due 4/1/11	1,527,575
		Sr. Sub. Debentures:
5,830,000	B+	10.500% due 5/15/16	6,558,750
5,050,000	BB-	7.625% due 7/15/18	4,810,125
4,975,000	BB-	DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13	5,596,875
		EchoStar DBS Corp., Sr. Notes:
7,375,000	BB-	10.375% due 10/1/07	7,854,375
4,176,000	BB-	9.125% due 1/15/09	4,604,040
2,900,000	CCC	Granite Broadcasting Corp., Secured Notes, 9.750% due 12/1/10	2,668,000
5,579,000	B-	Insight Communications Co., Inc., Sr. Discount Notes, step bond to yield 13.689% due 2/15/11	4,881,625
2,500,000	B+	Insight Midwest LP/Insight Capital Inc., Sr. Notes, 10.500% due 11/1/10	2,681,250
3,000,000	B+	Mediacom Broadband LLC, Guaranteed Notes, 11.000% due 7/15/13	3,090,000
5,000,000	B+	Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 9.500% due 1/15/13	4,650,000
775,000	B-	NextMedia Operating Inc., Guaranteed Sr. Notes, 10.750% due 7/1/11	868,969
		Paxson Communications Corp., Guaranteed Sr. Sub. Notes:
1,360,000	CCC+	10.750% due 7/15/08	1,394,000
3,015,000	CCC+	Step bond to yield 15.541% due 1/15/09	2,645,663
2,440,000	B-	Radio One Inc., Guaranteed Sr. Sub. Notes, Series B, 8.875% due 7/1/11	2,708,400
9,665,000	BB-	Rogers Cablesystems Ltd., Guaranteed Sr. Sub. 11.000% due 12/1/15	10,945,613
1,900,000	CCC+	Spanish Broadcasting System Inc., Guaranteed Sr. Sub. Notes, 9.625% due 11/1/09	2,009,250
		Time Warner Inc., Guaranteed Notes:
5,200,000	BBB+	6.625% due 5/15/29	5,146,263
1,175,000	BBB+	7.625% due 4/15/31	1,296,569

			106,112,567

Building/Construction — 3.6%
9,000,000	B-	Associated Materials Inc., Sr. Discount Notes, step bond to yield 11.250% due 3/1/14	6,345,000
940,000	B-	Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12	1,062,200
3,775,000	B-	Atrium Cos., Inc., Guaranteed Sr. Sub. Notes, Series B, 10.500% due 5/1/09	3,973,187
3,100,000	B-	Brand Services Inc., Guaranteed Sr. Notes, 12.000% due 10/15/12 (b)	3,580,500
		D.R. Horton, Inc.:
2,190,000	BB+	Guaranteed Sr. Notes, 8.000% due 2/1/09	2,452,800
1,905,000	BB-	Sr. Sub. Notes, 9.375% due 3/15/11	2,133,600
2,861,000	BB-	KB Home, Sr. Sub. Notes, 9.500% due 2/15/11	3,197,167
3,165,000	BBB-	Lennar Corp., Guaranteed Sr. Notes, Series B, 9.950% due 5/1/10	3,521,009
5,045,000	B-	Nortek Holdings Inc., Sr. Sub. Notes, Series B, 9.875% due 6/15/11	5,896,344
295,000	BBB-	Ryland Group Inc., Sr. Notes, 9.750% due 9/1/10	329,294
3,625,000	BB-	Schuler Homes Inc., Guaranteed Sr. Sub. Notes, 10.500% due 7/15/11	4,168,750
1,880,000	B+	Standard Pacific Corp. Sr. Sub. Notes, 9.250% due 4/15/12	2,086,800
		Terex Corp., Guaranteed Sr. Sub. Notes:
1,075,000	B	9.250% due 7/15/11	1,201,313
2,375,000	B	Series B, 10.375% due 4/1/11	2,665,938
250,000	B+	URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09	267,500

			42,881,402

See Notes to Financial Statements.

11        Smith Barney High Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Business Services — 0.8%
$ 4,500,000	B-	Interface Inc., Sr. Notes, 10.375% due 2/1/10	$5,073,750
5,000,000	B	Iron Mountain Inc., Guaranteed Sr. Notes, 6.625% due 1/1/16	4,637,500

			9,711,250

Chemicals — 6.4%
4,725,000	B+	Acetex Corp., Sr. Notes, 10.875% due 8/1/09	5,197,500
2,350,000	B+	Airgas Inc., Guaranteed Sr. Sub. Notes, 9.125% due 10/1/11	2,652,562
2,625,000	NR	Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08	1,981,875
5,825,000	B+	Equistar Chemicals LP/Equistar Funding Corp., Sr. Notes, 10.625% due 5/1/11	6,494,875
2,525,000	BB+	FMC Corp., Notes, Series A, 6.750% due 5/5/05	2,588,125
2,725,000	B	Huntsman Advance Materials LLC, Sr. Notes, 11.000% due 7/15/10 (b)	3,106,500
31,260,000	CCC+	Huntsman ICI Holdings LLC, Sr. Discount Notes, step bond to yield 13.092% due 12/31/09	15,786,300
1,865,000	B-	Huntsman International LLC, Sr. Notes, 9.875% due 3/1/09	2,000,212
3,710,000	B+	IMC Global Inc., Guaranteed Sr. Notes, Series B, 11.250% due 6/1/11	4,322,150
3,660,000	BB-	ISP Chemco Inc., Guaranteed Sr. Sub. Notes, Series B, 10.250% due 7/1/11	4,099,200
3,780,000	B+	ISP Holdings Inc., Secured Sr. Notes, Series B, 10.625% due 12/15/09 (b)	4,176,900
5,690,000	B+	Lyondell Chemical Co., Secured Sr. Notes, 11.125% due 7/15/12	6,379,912
1,490,000	BBB-	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	1,691,150
1,395,000	B-	OM Group Inc., Guaranteed Sr. Sub. Notes, 9.250% due 12/15/11	1,433,362
		Rhodia SA:
		Sr. Notes:
425,000	CCC+	7.625% due 6/1/10 (b)	393,125
850,000	CCC+	10.250% due 6/1/10 (b)	871,250
6,550,000	CCC+	Sr. Sub. Notes, 8.875% due 6/1/11 (b)	5,665,750
365,000	B+	Terra Capital Inc., Guaranteed Sr. Notes, 12.875% due 10/15/08	438,000
2,850,000	B-	United Industries Corp., Guaranteed Sr. Notes, Series D, 9.875% due 4/1/09	2,985,375
3,500,000	B+	Westlake Chemical Corp., Guaranteed Sr. Notes, 8.750% due 7/15/11	3,858,750

			76,122,873

Consumer Products & Services — 3.6%
1,500,000	B+	AKI Inc., Sr. Notes, 10.500% due 7/1/08	1,546,875
735,000	BBB-	American Greetings Corp., Notes, 6.100% due 8/1/28	758,887
6,250,000	CCC+	Home Interiors & Gifts Inc., Guaranteed Sr. Sub. Notes, 10.125% due 6/1/08	6,250,000
750,000	B-	Icon Health & Fitness Inc., Guaranteed Sr. Sub. Notes, 11.250% due 4/1/12	821,250
		Playtex Products Inc.:
875,000	CCC+	Guaranteed Sr. Sub. Notes, 9.375% due 6/1/11	885,938
4,250,000	B	Secured Notes, 8.000% due 3/1/11 (b)	4,430,625
1,875,000	B-	Rayovac Corp., Sr. Sub. Notes, 8.500% due 10/1/13	1,992,188
5,000,000	CCC+	Resolution Performance Products Inc., Sr. Sub. Notes, 13.500% due 11/15/10	4,850,000
4,250,000	B-	Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14 (b)	4,271,250
		Service Corp. International:
2,605,000	BB	Debentures, 7.875% due 2/1/13	2,676,638
		Notes:
2,860,000	BB	6.875% due 10/1/07	2,967,250
2,895,000	BB	6.500% due 3/15/08	2,967,375
2,940,000	B	Sola International Inc., Notes, 6.875% due 3/15/08	3,009,922
4,505,000	B+	Stewart Enterprises Inc., Guaranteed Sr. Sub. Notes, 10.750% due 7/1/08	5,028,706

			42,456,904

See Notes to Financial Statements.

12        Smith Barney High Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Containers/Packaging — 4.4%
$5,350,000	B+	Anchor Glass Container Corp., Secured Sr. Notes, 11.000% due 2/15/13	$6,152,500
1,000,000	B-	Berry Plastics Corp., Guaranteed Sr. Notes, 10.750% due 7/15/12	1,120,000
7,550,000	BB-	Owens-Brockway Glass Container Inc., Guaranteed Sr. Notes,
		8.875% due 2/15/09	8,248,375
500,000	B	Owens-Illinois Inc., Sr. Notes, 7.150% due 5/15/05	515,000
3,950,000	B+	Plastipak Holdings Inc., Guaranteed Sr. Notes, 10.750% due 9/1/11	4,270,937
		Pliant Corp.:
545,000	B-	Guaranteed Sr. Sub. Notes, 13.000% due 6/1/10	500,038
2,400,000	B-	Secured Sr. Notes, 11.125% due 9/1/09	2,604,000
2,000,000	CCC+	Radnor Holdings Inc., Sr. Notes, 11.000% due 3/15/10	1,730,000
2,925,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (b)	3,208,166
		Stone Container Finance Corp.:
		Guaranteed Sr. Notes:
7,350,000	B	7.375% due 7/15/14 (b)	7,441,875
9,250,000	B	11.500% due 8/15/06 (b)	9,296,250
1,000,000	B	Sr. Notes, 9.750% due 2/1/11	1,110,000
		Tekni-Plex Inc.:
3,000,000	B-	Guaranteed Sr. Sub. Notes, Series B, 8.750% due 11/15/13 (b)	2,921,250
2,585,000	B-	Secured Notes, 12.750% due 6/15/10	2,559,150

			51,677,541

Credit Trust — 0.2%
		First Consumers Master Trust, Personal Notes:
669,258	BB	Series 1999-A, Class A, 5.800% due 12/15/05	667,371
1,787,812	B	Series 2001-A, Class A, 1.690% due 9/15/08	1,644,681

			2,312,052

Diversified Manufacturing — 0.2%
2,750,000	B-	Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (b)	2,784,375

Energy — 3.0%
2,250,000	B	Hanover Compress Co., Sr. Notes, 8.625% due 12/15/10	2,396,250
2,665,000	BB	Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11	3,011,450
3,580,000	B+	Magnum Hunter Resources Inc., Guaranteed Sr. Notes, 9.600% due 3/15/12	3,973,800
1,851,000	Aa3*	Pennzoil-Quaker State Co., Guaranteed Sr. Notes, 10.000% due 11/1/08	2,098,534
1,830,000	B+	Plains Exploration & Production Co.: Guaranteed Sr. Sub. Notes, Series 1 B, 8.750% due 7/1/12	2,022,150
2,000,000	B+	Sr. Sub. Notes, 8.750% due 7/1/12	2,210,000
1,155,000	BB	Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due 4/15/11	1,270,500
4,225,000	BB-	Pride International Inc., Sr. Notes, 10.000% due 6/1/09	4,457,375
1,920,000	BB-	SESI LLC, Guaranteed Sr. Notes, 8.875% due 5/15/11	2,083,200
3,505,000	B	Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12	3,785,400
		Vintage Petroleum, Inc.:
2,680,000	BB-	Sr. Notes, 8.250% due 5/1/12	2,887,700
2,000,000	B	Sr. Sub. Notes, 7.875% due 5/15/11	2,080,000
1,500,000	NR	Westport Resources Corp., Guaranteed Sr. Sub. Notes, 8.250% due 11/1/11	1,718,790
2,005,000	BB+	Windsor Petroleum Transport Co., Notes, 7.840% due 1/15/21 (b)	2,040,088

			36,035,237

See Notes to Financial Statements.

13        Smith Barney High Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Environmental Services — 1.6%
$ 1,675,000	B-	Allied Security Escrow Corp., Sr. Sub Notes, 11.375% due 7/15/11 (b)	$1,742,000
		Allied Waste North America, Inc.:
5,100,000	B+	Guaranteed Sr. Notes, Series B, 7.375% due 4/15/14	4,908,750
5,610,000	BB-	Guaranteed Sr. Sub. Notes, 8.500%, due 12/1/08	6,128,925
5,550,000	B-	Imco Recycling Inc., 10.375% due 10/15/10	6,021,750

			18,801,425

Financial Services — 3.2%
		Alamosa Delaware Inc.:
3,435,000	CCC	Guaranteed Sr. Discount Notes, step bond to yield 11.000% due 7/31/10	3,787,087
2,465,000	CCC	Guaranteed Sr. Notes, step bond to yield 10.396% due 7/31/09	2,421,862
6,850,000	B-	Athena Neuro Finance LLC, Guaranteed Sr. Notes, 7.250% due 2/21/08	6,798,625
5,725,000	B-	BCP Caylux Holdings, Sr. Sub. Notes, 9.625% due 6/15/14 (b)	5,996,937
935,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	939,675
3,690,000	BB	Markel Capital Trust I, Guaranteed Capital Securities, Series B, 8.710% due 1/1/46	3,874,485
4,975,000	B	JSG Funding PLC, Sr. Notes, 9.625% due 10/1/12	5,596,875
7,890,000	CCC-	Ocwen Capital Trust I, Guaranteed Capital Securities, 10.875% due 8/1/27	8,008,350

			37,423,896

Food & Beverage — 1.9%
		Ahold Finance USA Inc., Notes:
1,025,000	BB-	8.250% due 7/15/10	1,104,438
7,565,836	BB	Series A-1, 7.820% due 1/2/20	7,589,480
1,850,000	B+	Cott Beverages Inc., Guaranteed Sr. Sub. Notes, 8.000% due 12/15/11	1,979,500
2,040,000	BB-	Dean Foods Co., Sr. Notes, 6.900% due 10/15/17	2,045,100
2,000,000	B	Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12	2,190,000
		Doane Pet Care Co.:
1,775,000	CCC	Guaranteed Sr. Notes, 10.750%, due 3/1/10	1,925,875
370,000	CCC	Sr. Sub. Notes, 9.750% due 5/15/07	349,650
1,400,000	B	Land O’ Lakes Inc., Sr. Notes, 9.000% due 12/15/10 (b)	1,456,000
1,650,000	B-	Nash Finch Co., Guaranteed Sr. Sub. Notes, Series B, 8.500% due 5/1/08	1,674,750
2,150,000	B	Pinnacle Foods Holdings Corp., Sr. Sub. Notes, 8.250% due 12/1/13 (b)	2,074,750

			22,389,543

Healthcare — 3.3%
1,875,000	CC	Aaipharman Inc., Guaranteed Sr. Notes, 11.500% due 4/1/10	1,565,625
5,625,000	B-	Ameripath Inc., Guaranteed Sr. Notes, 10.500% due 4/1/13	5,737,500
4,200,000	B-	Curative Health Services Inc., Sr. Notes, 10.750% due 5/1/11 (b)	3,822,000
1,530,000	B	Extendicare Health Services, Sr. Notes, 9.500% due 7/1/10	1,711,687
5,750,000	B-	Iasis Healthcare LLC, Sr. Sub. Notes, 8.750% due 6/15/14 (b)	6,008,750
3,250,000	B-	Insight Health Services, Guaranteed Sr. Notes, Series B, 9.875% due 11/1/11	3,518,125
		Tenet Healthcare Corp., Sr. Notes:
1,275,000	B-	5.375% due 11/15/06	1,294,125
6,800,000	B-	7.375% due 2/1/13	6,324,000
400,000	B-	9.875% due 7/1/14 (b)	417,500
2,720,000	B-	6.875% due 11/15/31	2,148,800
5,400,000	B-	Vanguard Health Systems Inc., Guaranteed Sr. Sub. Notes, 9.750% due 8/1/11	6,237,000

			38,785,112

Hotels/Resorts/Cruiselines — 6.1%
5,225,000	B	Ameristar Casinos Inc., Guaranteed Sr. Sub. Notes, 10.750% due 2/15/09	5,904,250
2,500,000	B+	Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11	2,787,500

See Notes to Financial Statements.

14        Smith Barney High Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Hotels/Resorts/Cruiselines — 6.1% (continued)
		Caesars Entertainment Inc., Sr. Sub. Notes:
$ 2,575,000	BB-	8.875% due 9/15/08	$2,871,125
8,055,000	BB-	8.125% due 5/15/11	8,930,981
3,300,000	CCC+	Courtyard By Marriott II LP/Courtyard Finance Co., Sr. Notes, Series B, 10.750% due 2/1/08	3,333,000
		Hilton Hotels Corp., Sr. Notes:
3,105,000	BBB-	7.950% due 4/15/07	3,384,450
1,325,000	BBB-	7.625% due 12/1/12	1,469,094
1,275,000	NR	Horseshoe Gaming Holdings Corp., Guaranteed Sr. Sub. Notes, Series B, 8.625% due 5/15/09	1,337,156
2,000,000	B	Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.000% due 11/15/10	2,250,000
		Mandalay Resort Group:
1,500,000	BB-	Sr. Sub. Debentures, 7.625% due 7/15/13	1,513,125
3,630,000	BB-	Sr. Sub. Notes, 10.250% due 8/1/07	4,074,675
6,000,000	CCC+	Meristar Hospitality Corp., Guaranteed Notes, 9.125% due 1/15/11	6,225,000
		MGM Mirage, Guaranteed Sr. Sub Notes:
1,835,000	BB-	9.750% due 6/1/07	2,025,381
4,870,000	BB-	8.375% due 2/1/11	5,235,250
2,175,000	B	Prime Hospitality Corp., Sr. Sub. Notes, Series B, 8.375% due 5/1/12	2,300,063
3,000,000	B-	Six Flags Inc., Sr. Notes, 9.625% due 6/1/14	2,797,500
2,400,000	B+	Station Casinos Inc., Sr. Sub. Notes, 6.875% due 3/1/16	2,346,000
4,950,000	B	Suns International Hotels, Guaranteed Sr. Notes, 8.875% due 8/15/11	5,346,000
2,625,000	B+	Turning Stone Casino Resort Enterprise, Sr. Notes, 9.125% due 12/15/10 (b)	2,808,750
5,150,000	B	Venetian Casino Resort LLC, Guaranteed Mortgage Notes, 11.000% due 6/15/10	5,896,750

			72,836,050

Industrial Equipment & Supplies — 3.0%
3,100,000	D	Applied Extrusion Technologies Inc., Guaranteed Sr. Notes, Series B, 10.750% due 7/1/11 (c)	1,922,000
2,575,000	BB-	Case New Holland Inc., Sr. Notes, 9.250 % due 8/1/11 (b)	2,800,313
2,400,000	B-	Columbus Mckinnon Corp., Secured Sr. Notes, 10.000% due 8/1/10	2,586,000
4,979,000	B	Flowserve Corp., Guaranteed Sr. Sub. Notes, 12.250% due 8/15/10	5,663,612
4,200,000	B-	General Binding Corp., Guaranteed Sr. Notes, 9.375% due 6/1/08	4,305,000
		Muzak LLC/Muzak Finance Corp.:
3,050,000	CCC+	Guaranteed Sr. Notes, 9.875% due 3/15/09	2,318,000
2,825,000	CCC+	Sr. Notes, 10.000% due 2/15/09	2,500,125
1,535,000	B+	NMHG Holding Co., Guaranteed Sr. Notes, 10.000% due 5/15/09	1,696,175
4,990,000	CCC+	Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07	5,064,850
4,400,000	B-	Sensus Metering Systems Inc., Sr. Sub. Notes, 8.625% due 12/15/13 (b)	4,334,000
		Wesco Distribution Inc., Guaranteed Notes:
1,625,000	B-	9.125% due 6/1/08	1,681,875
1,000,000	B-	Series B, 9.125% due 6/1/08	1,035,000

			35,906,950

Leisure — 0.8%
2,081,000	CCC+	AMC Entertainment Inc., Sr. Sub. Notes, 9.500%, due 2/1/11	2,133,025
8,800,000	B-	Cinemark Inc., Sr. Discount Notes, step bond to yield 9.206% due 3/15/14 (b)	5,852,000
1,325,000	CCC+	LCE Acquisition Corp., Sr. Sub. Notes, 9.000% due 8/1/14 (b)	1,311,750

			9,296,775

Metals/Mining — 0.7%
2,500,000	B-	Compass Minerals Group Inc., Guaranteed Sr. Notes, 10.000% due 8/15/11	2,787,500
3,790,000	BBB-	Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11	4,539,272
1,075,000	B+	Wolverine Tube Inc., Guaranteed Sr. Notes, 10.500% due 4/1/09	1,166,375

			8,493,147

See Notes to Financial Statements.

15        Smith Barney High Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Metals Processors — 0.5%
$ 3,700,000	B-	Mueller Group Inc., Sr. Sub. Notes, 10.000% due 5/1/12 (b)	$3,903,500
2,250,000	B-	Mueller Holdings Inc., Units, step bond to yield 14.745% due 4/15/14	1,406,250

			5,309,750

Miscellaneous — 1.5%
17,500,000	BB-	Targeted Return Index Securities Trust, Secured Notes, 8.218% due 8/1/15 (b)	18,276,125

Paper/Forestry Products — 2.7%
4,900,000	BB	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	4,819,807
3,000,000	B+	Appleton Papers Inc., Sr. Sub. Notes, 9.750% due 6/15/14 (b)	3,060,000
2,500,000	B-	Blue Ridge Paper Products Inc., Guaranteed Sr. Notes, 9.500% due 12/15/08	2,325,000
1,000,000	BB	Bowater Inc.: Debentures, 9.500% due 10/15/12	1,105,315
3,500,000	BB	Notes, 6.500% due 6/15/13	3,315,823
		Buckeye Technologies Inc., Sr. Sub. Notes:
1,900,000	B	9.250% due 9/15/08	1,904,750
6,685,000	B	8.000% due 10/15/10	6,317,325
1,675,000	BB	Norske Skog Canada Ltd., Guaranteed Sr. Notes, Series D, 8.625% due 6/15/11	1,809,000
7,025,000	BB-	Tembec Industries Inc., Guaranteed Sr. Notes, 8.625% due 6/30/09	7,288,438

			31,945,458

Printing/Publishing — 2.9%
		Cenveo Corp.:
3,180,000	BB-	Guaranteed Sr. Notes, 9.625% due 3/15/12	3,434,400
2,000,000	B	Sr. Sub. Notes, 7.875% due 12/1/13	1,835,000
2,100,000	B	Dex Media East LLC/FIN, Guaranteed Sr. Notes, 12.125% due 11/15/12	2,499,000
		Dex Media Inc., Discount Notes:
2,625,000	B	Step bond to yield 8.372% due 11/15/13 (b)	1,837,500
5,075,000	B	Step bond to yield 8.867% due 11/15/13 (b)	3,552,500
3,250,000	B	Dex Media West LLC/Dex Media Finance Inc., Sr. Sub Notes, Series B, 9.875% due 8/15/13	3,680,625
6,795,431	B-	Hollinger Participation Trust, Sr. Notes, 12.125% due 11/15/10 (b)	7,984,631
5,325,000	B	Houghton Mifflin Co., Sr. Discount Notes, step bond to yield 11.641% due 10/15/13	3,061,875
1,357,000	B	PEI Holdings Inc., Sr. Notes, 11.000% due 3/15/10	1,580,905
3,525,000	B+	RH Donnelley Financial Corp., Sr. Sub. Notes, 10.875% due 12/15/12 (b)	4,141,875
1,219,000	BB-	Yell Finance BV, Sr. Discount Notes, step bond to yield 12.263% due 8/1/11	1,173,288

			34,781,599

Real Estate Investment Trusts — 1.1%
1,305,000	B-	Felcor Lodging L.P., Guaranteed Sr. Notes, 10.000% due 9/15/08	1,384,931
		Host Marriot L.P.:
6,395,000	B+	Guaranteed Sr. Notes, Series I, 9.500% due 1/15/07	7,018,512
4,125,000	B+	Sr. Notes, 7.125% due 11/1/13	4,125,000

			12,528,443

Restaurants — 0.2%
2,500,000	B	Vicorp Restaurants Inc., Sr. Notes, 10.500% due 4/15/11 (b)	2,600,000

Retail — 3.5%
2,000,000	B	Cole National Group Inc., Sr. Sub Notes, 8.625% due 8/15/07	2,042,500
1,895,000	CCC-	Denny’s Corp., Sr. Notes, 11.250% due 1/15/08	1,963,694
2,350,000	CCC+	Eye Care Centers of America, Guaranteed Sr. Notes, 9.125% due 5/1/08	2,385,250
3,700,000	BB+	The Gap Inc., Notes, 10.300% due 12/15/08	4,514,000
		J.C. Penney Co., Notes:
4,750,000	BB+	8.000% due 3/1/10	5,355,625
4,678,000	BB+	9.000% due 8/1/12	5,648,685
4,825,000	B	Jean Coutu Group PJC Inc., Sr. Sub. Notes, 8.500% due 8/1/14 (b)	4,806,906

See Notes to Financial Statements.

16        Smith Barney High Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Retail — 3.5% (continued)
		Rite Aid Corp.:
$ 1,750,000	B-	Guaranteed Sr. Notes, 11.250% due 7/1/08	$1,942,500
7,325,000	B-	Notes, 7.125% due 1/15/07	7,489,813
4,182,000	BB	Saks Inc., Guaranteed Sr. Notes, 9.875% due 10/1/11	4,851,120

			41,000,093

Semiconductors — 0.3%
4,275,000	CCC+	Amkor Technology Corp., Sr. Sub. Notes, 10.500% due 5/1/09	4,029,188

Steel Producer — 0.8%
4,850,000	B+	AK Steel Corp., Guaranteed Sr. Sub. Notes, 7.875% due 2/15/09	4,643,875
4,250,000	B	Ispat Inland ULC, Secured Notes, 9.750% due 4/1/14 (b)	4,409,375

			9,053,250

Technology — 0.5%
		Thomas & Betts Corp., Notes:
4,335,000	BBB-	6.625% due 5/7/08	4,607,056
1,125,000	BBB-	7.250% due 6/1/13	1,219,685

			5,826,741

Telecommunications — 10.8%
2,583,900	CCC-	AirGate PCS Inc., Sr. Secured Notes, 9.375% due 9/1/09	2,519,302
10,225,000	CCC	American Tower Corp., Sr. Notes, 9.375% due 2/1/09	10,966,312
2,040,000	CCC	American Tower Escrow Corp., Discount Notes, zero coupon bond to yield 14.432% due 8/1/08	1,524,900
4,600,000	BB+	AT&T Corp., Sr. Notes, 8.050% due 11/15/11	4,761,506
		AT&T Wireless Services Inc., Sr. Notes:
9,100,000	BBB	7.875% due 3/1/11	10,472,680
8,075,000	BBB	8.125% due 5/1/12	9,461,857
1,925,000	BBB	8.750% due 3/1/31	2,403,110
1,401,000	B+	Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09	1,642,672
		Crown Castle International Corp., Sr. Notes:
2,350,000	CCC	9.375% due 8/1/11	2,661,375
3,880,000	CCC	10.750% due 8/1/11	4,365,000
175,000	CCC	7.500% due 12/1/13	175,438
3,570,000	NR	GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 16.403% due 2/1/10 (c)(d)	357
15,000,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	11,512,500
		Nextel Communications Inc., Sr. Notes:
2,099,000	B-	12.500% due 11/15/09	2,445,335
5,500,000	BB	7.375% due 8/1/15	5,802,500
4,325,000	B-	Nortel Networks Corp., Sr. Notes, 6.875% due 9/1/23	3,838,438
1,825,000	B-	Northern Telecom Capital, Guaranteed Sr. Notes, 7.875% due 6/15/26	1,697,250
2,900,000	B+	PanAmSat Corp., Sr. Notes, 9.000% due 8/15/14 (b)	2,930,740
		Qwest Corp.:
4,175,000	BB-	Debentures, 6.875% due 9/15/33	3,465,250
8,255,000	BB-	Notes, 9.125% due 3/15/12 (b)	9,121,775
		Qwest Services Corp., Notes:
1,250,000	B	14.000% due 12/15/10 (b)	1,470,313
6,862,000	B	14.500% due 12/15/14 (b)	8,268,710
2,300,000	CCC-	SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09	2,392,000
3,375,000	CCC+	Spectrasite Inc., Sr. Notes, 8.250% due 5/15/10	3,501,563

See Notes to Financial Statements.

17        Smith Barney High Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Telecommunications — 10.8% (continued)
		Sprint Capital Corp., Guaranteed Sr. Notes:
$ 6,825,000	BBB-	6.875% due 11/15/28	$6,812,033
11,875,000	BBB-	8.750% due 3/15/32	14,431,866

			128,644,782

Telephone/Integrated — 0.1%
925,000	B-	NTL Cable PLC, Sr. Notes, 8.750% due 4/15/14 (b)	964,312

Textiles/Apparel — 1.0%
975,000	B	Collins & Aikman Floorcovering, Guaranteed Sr. Notes, Series B, 9.750% due 2/15/10	1,014,000
		Levi Strauss & Co.:
1,640,000	CCC	Notes, 7.000% due 11/1/06	1,599,000
		Sr. Notes:
3,865,000	CCC	11.625% due 1/15/08	3,913,312
3,580,000	CCC	12.250% due 12/15/12	3,651,600
1,638,000	B+	The William Carter Co., Guaranteed Sr. Sub. Notes, Series B, 10.875% due 8/15/11	1,850,940

			12,028,852

Transport — 0.1%
1,000,000	B-	Horizon Lines LLC, Notes, 9.000% due 11/1/12 (b)	1,042,500

Utilities — 11.6%
		The AES Corp., Sr. Notes:
8,610,000	B-	9.500% due 6/1/09	9,384,900
275,000	B-	7.750% due 3/1/14	268,812
6,000,000	B	Allegheny Energy Supply Statutory Trust 2001, 10.250% due 11/15/07 (b)	6,570,000
1,070,000	BB+	Avista Corp., Sr. Notes, 9.750% due 6/1/08	1,262,600
10,505,000	CCC+	Calpine Canada Energy Finance ULC, Guaranteed Sr. Notes, 8.500% due 5/1/08	6,591,888
		Calpine Corp.:
7,450,000	B	Secured Sr. Notes, 8.500% due 7/15/10 (b)	6,034,500
1,725,000	CCC+	Sr. Notes, 8.625% due 8/15/10	1,078,125
1,970,000	B+	CMS Energy Corp., Sr. Notes, 7.625% due 11/15/04	2,004,475
		Dynegy Holdings Inc.:
		Debentures:
7,750,000	CCC+	7.125% due 5/15/18	6,316,250
6,650,000	CCC+	7.625% due 10/15/26	5,386,500
7,000,000	B-	Notes, 7.620% due 7/15/08 (b)	7,551,250
		Edison Mission Energy, Sr. Notes:
3,735,000	B	10.000% due 8/15/08	4,257,900
1,775,000	B	7.725% due 6/15/09	1,841,562
7,330,000	B	9.875% due 4/15/11	8,246,250
		El Paso Corp., Sr. Notes, Series MTN:
4,875,000	CCC+	7.800% due 8/1/31	3,985,312
11,125,000	CCC+	7.750% due 1/15/32	9,094,687
2,007,000	BB-	El Paso Energy Partners, Guaranteed Sr. Notes, Series B, 8.500% due 6/1/11	2,207,700
		Mirant Americas Generation LLC, Sr. Notes:
2,200,000	D	7.625% due 5/1/06 (c)	1,760,000
6,000,000	D	9.125% due 5/1/31 (c)	4,740,000
11,700,000	B+	NRG Energy Inc., Notes, 8.000% due 12/15/13 (b)	12,021,750
5,415,000	B-	Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10	6,525,075
		Reliant Resources Inc., Sr. Notes:
4,040,000	B	9.250% due 7/15/10	4,322,800
7,000,000	B	9.500% due 7/15/13	7,560,000

See Notes to Financial Statements.

18        Smith Barney High Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Utilities — 11.6% (continued)
		Williams Cos Inc.:
		Notes:
$ 2,250,000	B+	7.625% due 7/15/19	$2,283,750
11,250,000	B+	7.875% due 9/1/21	11,418,750
1,525,000	B+	8.750% due 3/15/32	1,614,594
3,500,000	B+	Sr. Notes, 8.625% due 6/1/10	3,946,250

			138,275,680

		TOTAL CORPORATE BONDS & NOTES (Cost — $1,062,310,011)	1,117,414,549

CONVERTIBLE CORPORATE BONDS — 0.6%
Energy — 0.2%
1,999,000	CCC+	Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04	1,999,000

Technology — 0.4%
9,375,000	B	Sanmina Corp., Sub. Debentures, zero coupon bond to yield, 10.688% due 9/12/20	4,945,313

		TOTAL CONVERTIBLE CORPORATE BONDS (Cost — $6,608,992)	6,944,313

SHARES		SECURITY	VALUE
COMMON STOCK — 0.5%
Broadcasting/Cable — 0.2%
178,506		Telewest Global Inc. (e)	2,017,121

Business Services — 0.0%
9,711		Outsourcing Solutions Inc. (e)(f)	271,333

Foods/Major Diversified — 0.0%
185,784		Aurora Foods Inc. (e)	0

Technology — 0.0%
10,149		Viasystems Group Inc. (e)	0

Telecommunications — 0.3%
106,724		AirGate PCS Inc. (e)	1,641,415
70,825		Crown Castle International Corp. (e)	1,000,049
7,716		McLeodUSA Inc., Class A Shares (e)	3,318
9,100		Motorola Inc.	417,963
18,375		Pagemart Nationwide Inc. (b)(e)	184

			3,062,929

		TOTAL COMMON STOCK (Cost — $14,165,793)	5,351,383

CONVERTIBLE PREFERRED STOCK — 0.6%
Aerospace & Defense — 0.0%
3,950		Northrop Grumman Corp., 7.250% Equity Security Units	415,066

Telecommunications — 0.6%
8,386		Alamosa Holdings Inc., Series B, 7.500%	5,084,012
42,500		Crown Castle International Corp., 6.250%	1,939,062

			7,023,074

		TOTAL CONVERTIBLE PREFERRED STOCK (Cost — $4,163,210)	7,438,140

See Notes to Financial Statements.

19        Smith Barney High Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

WARRANTS	SECURITY	VALUE

WARRANTS (e) — 0.0%
Broadcasting/Cable — 0.0%
21,675	UIH Australia/Pacific, Expire 5/15/06	$0

Containers/Packaging — 0.0%
545	Pliant Corp., Expire 6/1/10 (b)	5

Printing/Publishing — 0.0%
3,775	Merrill Corp., Class B Shares, Expire 5/1/09	0

Technology — 0.0%
3,650	Cybernet Internet Services International, Inc., Expire 7/1/09 (b)	0
12,360	WAM!NET Inc., Expire 3/1/05	124

		124

Telecommunications — 0.0%
2,040	American Tower Corp., Expire 8/1/08 (b)	376,380
3,305	GT Group Telecom Inc., Expire 2/1/10 (b)	0
2,440	Horizon PCS, Inc. Expire 10/1/10 (b)	0
10,475	Iridium World Communications Ltd., Expire 7/15/05 (b)	105
2,735	IWO Holdings Inc., Expire 1/15/11 (b)	27
1,835	Jazztel PLC, Expire 7/15/10 (b)	0
9,550	RSL Communications, Ltd., Expire 11/15/06	0

		376,512

	TOTAL WARRANTS (Cost — $2,686,354)	376,641

FACE AMOUNT	SECURITY	VALUE

REPURCHASE AGREEMENT — 4.1%
$48,857,000	Deutsche Bank Inc., dated 7/30/04, 1.340% due 8/2/04; Proceeds at maturity — $48,862,456; (Fully collateralized by various U.S. Government Agency obligations, 0.000% to 7.125% due 8/3/04 to 3/15/31; Market value — $49,834,205) (Cost — $48,857,000)	48,857,000

	TOTAL INVESTMENTS — 100.0% (Cost — $1,138,791,360**)	$1,186,382,026

(a)	All ratings are by Standard & Poor’s Ratings Service, except for those that are identified by an asterisk (*) which are rated by Moody’s Investor Service Inc.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)	Security is in default.
(d)	Security is issued with attached warrants.
(e)	Non-income producing security.
(f)	Security is valued in accordance with fair valuation procedures under the supervision of the Board of Trustees.
**	Aggregate cost for Federal income tax purposes is $1,141,291,390.

See page 21 for definitions of ratings.

See Notes to Financial Statements.

20        Smith Barney High Income Fund      |      2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

—   Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

—   Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC and CC

—   Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C	— Bonds rated “C” are bonds on which no interest is being paid.
D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2, and 3 may be applied to each generic rating from “Aa” through “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aa

—   Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—   Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—   Bonds rated “Baa” are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba

—   Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B

—   Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

21        Smith Barney High Income Fund      |      2004 Annual Report

Statement of Assets and Liabilities	July 31, 2004

ASSETS:
Investments, at value (Cost — $1,138,791,360)	$1,186,382,026
Cash	1,327,051
Dividends and interest receivable	23,846,375
Receivable for securities sold	1,694,693
Receivable for Fund shares sold	850,423
Other assets	648,447

Total Assets	1,214,749,015

LIABILITIES:
Payable for securities purchased	8,873,887
Dividend payable	5,121,348
Payable for Fund shares reacquired	709,927
Investment advisory fee payable	501,878
Distribution plan fees payable	236,108
Administration fee payable	100,376
Accrued expenses	191,860

Total Liabilities	15,735,384

Total Net Assets	$1,199,013,631

NET ASSETS:
Par value of shares of beneficial interest	$176,089
Capital paid in excess of par value	1,868,445,901
Overdistributed net investment income	(7,548,645)
Accumulated net realized loss from investment transactions	(709,646,955)
Net unrealized appreciation of investments	47,587,241

Total Net Assets	$1,199,013,631

Shares Outstanding:
Class A	64,511,115

Class B	51,732,462

Class C	33,734,980

Class Y	26,110,641

Net Asset Value:
Class A (and redemption price)	$6.79

Class B *	$6.82

Class C *	$6.82

Class Y (and redemption price)	$6.82

Maximum Public Offering Price Per Share:
Class A (net asset value plus 4.71% of net asset value per share)	$7.11

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22        Smith Barney High Income Fund      |      2004 Annual Report

Statement of Operations	For the Year Ended July 31, 2004

INVESTMENT INCOME:
Interest	$109,910,771
Dividends	338,423

Total Investment Income	110,249,194

EXPENSES:
Investment advisory fee (Note 2)	6,118,042
Distribution plan fees (Note 5)	5,751,284
Administration fee (Note 2)	2,346,841
Transfer agency services (Note 5)	766,216
Custody	85,021
Audit and legal	83,688
Shareholder communications (Note 5)	59,758
Registration fees	27,138
Trustees’ fees	21,875
Other	28,925

Total Expenses	15,288,788

Net Investment Income	94,960,406

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 3 AND 4):
Realized Gain (Loss) From:
Investment transactions	13,847,709
Foreign currency transactions	(14,044)

Net Realized Gain	13,833,665

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	28,124,943
Foreign currencies	(2,763)

Increase in Net Unrealized Appreciation	28,122,180

Net Gain on Investments and Foreign Currencies	41,955,845

Increase in Net Assets From Operations	$136,916,251

See Notes to Financial Statements.

23        Smith Barney High Income Fund      |      2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended July 31,

	2004	2003
OPERATIONS:
Net investment income	$94,960,406	$97,120,849
Net realized gain (loss)	13,833,665	(35,082,859)
Increase in net unrealized appreciation	28,122,180	148,024,014

Increase in Net Assets From Operations	136,916,251	210,062,004

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6):
Net investment income	(103,054,088)	(97,087,728)
Capital	(3,913,083)	(7,858,481)

Decrease in Net Assets From Distributions to Shareholders	(106,967,171)	(104,946,209)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sales of shares	322,057,065	461,238,980
Net asset value of shares issued for reinvestment of distributions	41,623,690	42,522,243
Cost of shares reacquired	(383,414,661)	(340,928,270)

Increase (Decrease) in Net Assets From Fund Share Transactions	(19,733,906)	162,832,953

Increase in Net Assets	10,215,174	267,948,748

NET ASSETS:
Beginning of year	1,188,798,457	920,849,709

End of year*	$1,199,013,631	$1,188,798,457

* Includes overdistributed net investment income of:	$(7,548,645)	$(2,672,220)

See Notes to Financial Statements.

24        Smith Barney High Income Fund      |      2004 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$ 6.62	$ 5.97	$ 7.52	$ 9.43	$10.30
Income (Loss) From Operations:
Net investment income(2)	0.55	0.62	0.72	0.96	1.04
Net realized and unrealized gain (loss)(2)	0.23	0.69	(1.50)	(1.88)	(0.95)
Total Income (Loss) From Operations	0.78	1.31	(0.78)	(0.92)	0.09
Less Distributions From:
Net investment income	(0.59)	(0.61)	(0.69)	(0.99)	(0.96)
Capital	(0.02)	(0.05)	(0.08)	(0.00)*	—
Total Distributions	(0.61)	(0.66)	(0.77)	(0.99)	(0.96)
Net Asset Value, End of Year	$ 6.79	$ 6.62	$ 5.97	$ 7.52	$ 9.43
Total Return	12.16%	23.23%	(11.21)%	(10.33)%	0.93%
Net Assets, End of Year (millions)	$438	$421	$319	$384	$412
Ratios to Average Net Assets:
Expenses	1.03%	1.07%	1.08%	1.06%	1.08%
Net investment income(2)	7.97	9.76	10.31	11.30	10.43
Portfolio Turnover Rate	44%	53%	83%	82%	65%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.72, $(1.50) and 10.43% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

25        Smith Barney High Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$ 6.64	$ 5.99	$ 7.53	$ 9.44	$10.31
Income (Loss) From Operations:
Net investment income(2)	0.51	0.59	0.68	0.91	0.98
Net realized and unrealized gain (loss)(2)	0.25	0.68	(1.49)	(1.88)	(0.94)
Total Income (Loss) From Operations	0.76	1.27	(0.81)	(0.97)	0.04
Less Distributions From:
Net investment income	(0.56)	(0.57)	(0.65)	(0.94)	(0.91)
Capital	(0.02)	(0.05)	(0.08)	(0.00)*	—
Total Distributions	(0.58)	(0.62)	(0.73)	(0.94)	(0.91)
Net Asset Value, End of Year	$ 6.82	$ 6.64	$ 5.99	$ 7.53	$ 9.44
Total Return	11.72%	22.45%	(11.53)%	(10.82)%	0.40%
Net Assets, End of Year (millions)	$353	$392	$330	$463	$615
Ratios to Average Net Assets:
Expenses	1.55%	1.57%	1.57%	1.56%	1.57%
Net investment income(2)	7.46	9.31	9.82	10.78	9.87
Portfolio Turnover Rate	44%	53%	83%	82%	65%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.69, $(1.50) and 9.94% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

26        Smith Barney High Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class C Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)
Net Asset Value, Beginning of Year	$ 6.65	$ 6.00	$ 7.54	$ 9.46	$10.32
Income (Loss) From Operations:
Net investment income(3)	0.52	0.59	0.69	0.91	0.99
Net realized and unrealized gain (loss)(3)	0.24	0.69	(1.49)	(1.88)	(0.94)
Total Income (Loss) From Operations	0.76	1.28	(0.80)	(0.97)	0.05
Less Distributions From:
Net investment income	(0.57)	(0.58)	(0.66)	(0.95)	(0.91)
Capital	(0.02)	(0.05)	(0.08)	(0.00)*	—
Total Distributions	(0.59)	(0.63)	(0.74)	(0.95)	(0.91)
Net Asset Value, End of Year	$ 6.82	$ 6.65	$ 6.00	$ 7.54	$ 9.46
Total Return	11.64%	22.55%	(11.43)%	(10.83)%	0.57%
Net Assets, End of Year (millions)	$230	$217	$146	$166	$122
Ratios to Average Net Assets:
Expenses	1.48%	1.50%	1.51%	1.49%	1.51%
Net investment income(3)	7.53	9.31	9.88	10.88	9.96
Portfolio Turnover Rate	44%	53%	83%	82%	65%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.69, $(1.49) and 10.00% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

27        Smith Barney High Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class Y Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$ 6.65	$ 6.00	$ 7.55	$ 9.46	$10.33
Income (Loss) From Operations:
Net investment income(2)	0.56	0.65	0.74	1.02	1.09
Net realized and unrealized gain (loss)(2)	0.25	0.68	(1.50)	(1.92)	(0.97)
Total Income (Loss) From Operations	0.81	1.33	(0.76)	(0.90)	0.12
Less Distributions From:
Net investment income	(0.62)	(0.63)	(0.71)	(1.01)	(0.99)
Capital	(0.02)	(0.05)	(0.08)	(0.00)*	—
Total Distributions	(0.64)	(0.68)	(0.79)	(1.01)	(0.99)
Net Asset Value, End of Year	$6.82	$6.65	$ 6.00	$ 7.55	$ 9.46
Total Return	12.46%	23.58%	(10.84)%	(9.99)%	1.29%
Net Assets, End of Year (millions)	$178	$159	$126	$159	$246
Ratios to Average Net Assets:
Expenses	0.71%	0.73%	0.74%	0.72%	0.71%
Net investment income(2)	8.30	10.14	10.66	11.63	10.87
Portfolio Turnover Rate	44%	53%	83%	82%	65%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.75, $(1.51) and 10.77% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

28        Smith Barney High Income Fund      |      2004 Annual Report

Notes to Financial Statements

1.	Significant Accounting Policies

The Smith Barney High Income Fund (“Fund”), a separate investment fund of the Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, SB Capital and Income Fund, SB Convertible Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Dividend and Income Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the quoted bid and asked prices. Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationship between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) gains or losses on the sale of securities are recorded by using the specific identification method; (k) class specific expenses are charged to each class; management fees, general fund expenses income, gains and/or losses are allocated on the basis of the relative net assets of each class or on another reasonable basis; (l) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At July 31, 2004 reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss of $23,359,718 was reclassed to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (m) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risk not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

29        Smith Barney High Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market or currency risk.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator. Effective July 1, 2004, the administration fee paid by the Fund was reduced to an annual rate of 0.10% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. Prior to July 1, 2004, the Fund paid an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee was calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended July 31, 2004, the Fund paid transfer agent fees of $696,278 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

On February 2, 2004, the initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C Shares.

There is a maximum initial sales charges of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2004, CGM and its affiliates received sales charges of approximately $785,000 and $366,000 on sales of the Fund’s Class A and C shares, respectively. In addition, for the year ended July 31, 2004, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$28,000	$608,000	$75,000

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3.	Investments

During the year ended July 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$504,395,450

Sales	532,116,316

30        Smith Barney High Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

At July 31, 2004, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$99,502,255
Gross unrealized depreciation	(54,411,618)

Net unrealized appreciation	$45,090,637

4.	Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$1,145,860	$2,918,853	$1,686,571

For the year ended July 31, 2004, total Transfer Agency Service expenses were as follows:
	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$314,673	$307,130	$144,114	$299

For the year ended July 31, 2004, total Shareholder Communication expenses were as follows:
	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$22,815	$24,136	$12,746	$61

31        Smith Barney High Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

6.	Distributions Paid to Shareholders by Class

	Year Ended July 31, 2004	Year Ended July 31, 2003
Class A
Net investment income	$39,580,398	$35,214,408
Capital	1,465,435	2,850,327

Total	$41,045,833	$38,064,735

Class B
Net investment income	$31,520,941	$31,720,372
Capital	1,244,302	2,567,512

Total	$32,765,243	$34,287,884

Class C
Net investment income	$19,729,560	$15,548,806
Capital	770,338	1,258,553

Total	$20,499,898	$16,807,359

Class Y
Net investment income	$12,223,189	$14,604,142
Capital	433,008	1,182,089

Total	$12,656,197	$15,786,231

7.	Shares of Beneficial Interest

At July 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. On April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2004		Year Ended July 31, 2003
	Shares	Amount	Shares	Amount
Class A
Shares sold	21,281,725	$145,789,210	30,136,915	$192,459,489
Shares issued on reinvestment	2,787,928	19,079,595	2,950,452	18,454,438
Shares reacquired	(23,100,825)	(158,300,123)	(22,899,024)	(146,084,174)

Net Increase	968,828	$6,568,682	10,188,343	$64,829,753

Class B
Shares sold	8,151,266	$56,119,649	15,368,552	$97,978,040
Shares issued on reinvestment	1,840,933	12,639,867	2,110,472	13,212,217
Shares reacquired	(17,312,539)	(118,902,029)	(13,584,978)	(84,362,586)

Net Increase (Decrease)	(7,320,340)	$(50,142,513)	3,894,046	$26,827,671

Class C*
Shares sold	8,653,963	$59,775,000	12,587,139	$81,050,273
Shares issued on reinvestment	1,377,199	9,468,745	1,316,089	8,278,764
Shares reacquired	(8,967,845)	(61,714,541)	(5,557,313)	(34,566,823)

Net Increase	1,063,317	$7,529,204	8,345,915	$54,762,214

32        Smith Barney High Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

	Year Ended July 31, 2004		Year Ended July 31, 2003
	Shares	Amount	Shares	Amount
Class Y
Shares sold	8,813,071	$60,373,206	14,898,844	$89,751,178
Shares issued on reinvestment	63,369	435,483	403,190	2,576,824
Shares reacquired	(6,643,397)	(44,497,968)	(12,394,695)	(75,914,687)

Net Increase	2,233,043	$16,310,721	2,907,339	$16,413,315

*	On April 29, 2004 Class L shares were renamed as Class C shares.

8.	Capital Loss Carryforward

At July 31, 2004, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $709,574,000 available, to offset future realized capital gains. To the extent that these capital carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed. The following capital loss carryforward amounts expire on July 31 in the year indicated below:

Year	Carryforward Amounts
2007	$25,768,000
2008	97,094,000
2009	130,523,000
2010	300,397,000
2011	139,768,000
2012	16,024,000

9.	Income Tax Information and Distributions to Shareholders

At July 31, 2004, the tax basis components of distributable earnings were:

Accumulated capital losses	$(709,574,222)

Unrealized appreciation	45,087,211

The difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale loss deferrals, consent fee income, and the tax treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended July 31, 2004 and 2003 was:

	2004	2003
Ordinary income	$103,054,088	$97,087,728
Capital	3,913,083	7,858,481

Total	$106,967,171	$104,946,209

33        Smith Barney High Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

10.	Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. On August 12, 2004, CAM paid the Fund $250,826, its allocable share of the amount described above through a waiver of its fees.

11.	Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

34        Smith Barney High Income Fund      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 17, 2004

35        Smith Barney High Income Fund      |      2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney High Income Fund (“Fund”) are managed under the direction of the Smith Barney Income Fund’s (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:

Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Age 76	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None

Allan J. Bloostein 27 West 67th Street New York, NY 10023 Age 74	Trustee	Since 1985	President of Allan Bloostein Associates, a consulting firm; Former Director of CVS Corp.	34	Taubman Centers Inc.

Jane F. Dasher Korsant Partners 283 Greenwich Avenue Greenwich, CT 06830 Age 54	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Age 62	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Age 72	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Age 77	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Age 73	Trustee	Since 1999	Retired	27	John Hancock Funds

36        Smith Barney High Income Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Age 53	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 47	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 203); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 38	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 43	Vice President and Investment Officer	Since 2002	Managing Director of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 45	Vice President and Investment Officer	Since 2002	Managing Director, Chief Investment Officer of SBAM	N/A	N/A

37        Smith Barney High Income Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 40	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering
			Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 38	Controller	Since 2002	Vice President of CGM; Controller of certain mutual funds associated with Citigroup.	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Age 48	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

38        Smith Barney High Income Fund      |      2004 Annual Report

SMITH BARNEY

HIGH INCOME FUND

TRUSTEES

Lee Abraham

Allan J. Bloostein

Jane F. Dasher

R. Jay Gerken, CFA

Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer and Treasurer

Beth A. Semmel, CFA

Vice President and

Investment Officer

Peter J. Wilby, CFA

Vice President and Investment Officer

Andrew Beagley

Chief Anti-Money

Laundering Compliance

Officer and Chief Compliance Officer

Kaprel Ozsolak

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Income Funds

Smith Barney High Income Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.smithbarneymutualfunds.com, and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Income Funds — Smith Barney High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY HIGH INCOME FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0429 9/04	04-7190

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees for the Smith Barney Income Funds of $222,000 and $217,500 for the years ended 7/31/04 and 7/31/03.

(b)	Audit-Related Fees for the Smith Barney Income Funds of $0 and $0 for the years ended 7/31/04 and 7/31/03.

(c)	Tax Fees for Smith Barney Income Funds of $19,500 and $19,100 for the years ended 7/31/04 and 7/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Income Funds

(d)	All Other Fees for Smith Barney Income Funds of $0 and $0 for the years ended 7/31/04 and 7/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Income Funds, the percentage of fees that were approved by the audit committee, with respect to:

Audit-Related Fees were 100% and 100% for the years ended 7/31/04 and 7/31/03; Tax Fees were 100% and 100% for the years ended 7/31/04 and 7/31/03; and Other Fees were 100% and 100% for the years ended 7/31/04 and 7/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Income Funds were $0 and $0 for the years ended 7/31/04 and 7/31/03.

(h)	Yes. The Smith Barney Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Income Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Smith Barney Income Funds

Date: October 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Smith Barney Income Funds

Date: October 11, 2004

By:	/s/ ROBERT J. BRAULT
(Robert J. Brault)
Chief Financial Officer of Smith Barney Income Funds

Date: October 11, 2004